UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 9, 2008

BRONCO DRILLING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

20-2902156
Delaware (State or other jurisdiction of incorporation)	000-51471 (Commission File Number)	(I.R.S. Employer Identification Number)

16217 North May Avenue
Edmond, OK
(Address of principal	73013
executive offices)	(Zip code)
(405) 242-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.
     On June 9, 2008, Bronco Drilling Company, Inc. issued its monthly operational press release and rig status report for the month of May 2008. The full text of the press release and rig status report for the month of May 2008 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated as of June 9, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.
Date: June 9, 2008	By:	/s/ ZACHARY M. GRAVES
Zachary M. Graves
Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated as of June 9, 2008